UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

FLITWAYS TECHNOLOGY INC.
(Exact name of registrant as specified in charter)

Nevada	000-55316	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

400 Corporate Pointe, Suite 300
Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

(855) 710-0915
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01             Other Events.

On November 9, 2016, Cataca Resources, Inc. (the “Company”) received approval from FINRA for its previously announced name change to Flitways Technology Inc. The name change will take effect upon the open of business on November 10, 2016. The Company’s new symbol will be FTWS and the new CUSIP number will be 33972Q107.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLITWAYS TECHNOLOGY INC.

Date: November 9, 2016	By:	/s/ Tobi Mac Aro
Tobi Mac Aro, President